ACCRUED EXPENSES AND OTHER PAYABLES - Summary of Components of Accrued Expenses and Other Payables (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Current:
Accrued cost of revenue and sales and marketing expenses	$ 122,679	$ 49,179
Accrued interest for convertible notes	0	21,607
Accrued office-related operating expenses	15,134	9,652
Business and other taxes payables	8,687	5,277
Other payables	410,310	163,483
Payroll and welfare payable	36,592	22,131
Payable for property and equipment	28,246	6,239
Others	15,232	7,680
Total Current	636,880	285,248
Non-current:
Other payables	0	2,050
Others	7,894	5,497
Total Non-current	$ 7,894	$ 7,547